                                                                  Exhibit 10.4.1

     THIS FIRST AMENDMENT TO PURCHASE AGREEMENT (this "Amendment") is made and entered into this 28th day of April, 2003, by and between VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership ("Buyer") and TRANS HEALTHCARE OF OHIO, INC., a Delaware corporation ("Seller") and shall be deemed effective as of November 1, 2002 (the "Effective Date").

                                    RECITALS

     WHEREAS, Seller and Ventas previously entered into that certain Purchase and Sale Agreement dated as of November 1, 2002 (the "Purchase Agreement") pursuant to which Buyer purchased the Property from Seller; and

     WHEREAS, at the request of Seller, the parties desire to amend the Purchase Agreement on the terms hereinafter set forth;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged hereby, the parties hereto agree to incorporate the foregoing recitals as if the same were more particularly set forth in the body of this Agreement and further agree as follows:

     1. Amendment to Purchase Agreement. Effective as of the Effective Date, Exhibit C (Allocated Purchase Price) attached to the Purchase Agreement is hereby deleted in its entirety and replaced with the attached Exhibit C (Allocated Purchase Price).

     2. Amendment Controlling. This Amendment is considered by the parties to the Purchase Agreement to be an integral part of such Purchase Agreement. If there is any conflict between the terms of the Purchase Agreement and this Amendment, the terms of this Amendment shall control. Except as expressly amended herein, all other terms, agreements, and conditions of the Purchase Agreement shall remain unmodified and in full force and effect.

     3. Counterparts/Fax Signatures. This Amendment may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together will constitute one in the same agreement. Confirmation of the execution of this Agreement by telex or by telecopy or telefax of a facsimile page(s) executed by the parties shall be binding upon the parties hereto.

                           [Signature Page to Follow]

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Purchase and Sale Agreement on the date first above written.

                                      SELLER:

                                      TRANS HEALTHCARE OF OHIO, INC., a
                                      Delaware corporation

                                      By:  /s/ Jeffrey A. Barnhill
                                           -----------------------
                                      Its: Senior Vice President
                                           ---------------------

                                      BUYER:

                                      VENTAS REALTY, LIMITED
                                      PARTNERSHIP, a Delaware corporation

                                      By:   Ventas, Inc., a Delaware corporation
                                      Its:  General Partner

                                            By:  /s/ T. Richard Riney
                                                 --------------------
                                            Its: Executive Vice President and
                                                 ----------------------------
                                                 General Counsel
                                                 ---------------

                                    EXHIBIT C

                            Allocated Purchase Price

                                                             BUILDING AND            TOTAL
                                                             ------------            -----
              FACILITY                   LAND                   OTHER            PURCHASE PRICE
              --------                   ----                   -----            --------------
1.   Chardon Quality Care           $  210,000.00           $ 6,614,000.00       $ 6,824,000.00

2    Greenbriar Hospital            $   90,000.00           $ 3,332,000.00       $ 3,422,000.00

3.   Greenbriar Quality Care        $  380,000.00           $ 8,958,000.00       $ 9,338,000.00

4.   The Commons at Greenbriar      $  210,000.00           $ 2,106,000.00       $ 2,316,000.00

5.   South River                    $  580,000.00           $ 7,120,000.00       $ 7,700,000.00

6.   Regency Nursing                $  640,000.00           $10,560,000.00       $11,200,000.00

7.   St. Agnes                      $  830,000.00           $11,370,000.00       $12,200,000.00
                                    -------------           --------------       --------------
Total:                              $2,940,000.00           $50,060,000.00       $53,000,000.00
                                    =============           ==============       ==============